Travelers
Corporate
Loan Fund Inc.

  Annual Report
  September 30, 2000

Travelers
Corporate
Loan Fund Inc.

Dear Shareholder:

We are pleased to provide you with the annual report for the year ended September 30, 2000 for the Travelers Corporate Loan Fund Inc. ("Fund"). We hope you find this report useful and informative. During the 12-months covered by this report, the Fund distributed income dividends totaling $1.44 per share. The table below shows the annualized distribution rate and the 12-month total return based on the Fund's September 30, 2000 net asset value ("NAV") and the New York Stock Exchange ("NYSE") closing price./1/

[PHOTO]

HEATH  B.
MCLENDON
Chairman

[PHOTO]

GLENN  N.
MARCHAK
Vice President and
Investment Officer

            Price                  Annualized                  12-Month
          Per Share           Distribution Rate/2/          Total Return/2/
          ---------           --------------------          ---------------

    $15.14 (NAV)                     9.51%                       10.55%
    $14.688 (NYSE)                   9.80%                       13.35%

We are pleased to report that, based on data provided by Lipper Inc. ("Lipper"),3 the Fund had the highest cumulative total return for the year ended September 30, 2000, when compared to the 24 other funds in the loan participation category. Cumulative total return is based on distributed earnings plus any change in NAV. Of course, past performance is not indicative of future results.

----------

1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the value of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply and demand.

2 Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.12 for 12 months. This rate is as of October 31, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

3    Lipper is an independent mutual fund-tracking organization.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            1

The Fund's investment objective is to maximize current income as is consistent with prudent efforts to preserve capital. The Fund seeks to achieve this objective by investing primarily in a professionally managed portfolio of interests in floating or variable rate collateralized senior loans. Unlike fixed-rate investments, the interest rates from these collateralized loans may periodically adjust in response to changes in short-term interest rates. These rate adjustments provide investors with higher income during periods of rising interest rates and lower income during periods of declining interest rates.

On October 17, 2000, the Fund declared a regular monthly dividend for October 2000 of $0.1235 per share. The dividend payout was unchanged from the rate paid in September 2000. Prior to that, the Fund had seven consecutive months of increases to dividends paid from ordinary income (not including the distribution of excess accumulated income in the month of April 2000).

Portfolio Review
Consistent with our original investment mandate, the Fund's portfolio is primarily made up of floating or variable rate collateralized senior loans. As of September 30, 2000, the Fund had total net assets of approximately $148.1 million that had an average equivalent rating of Ba3. At September 30, 2000, the Fund's portfolio was invested in 28 industry sectors with the largest industry concentration of 14.3% in the telecommunications industry. The Fund was invested in interests in loans made to 67 issuers.

While the portfolio continues to perform well, when compared to our peer group, our NAV has declined more recently as market prices of corporate loans have generally softened. One key aspect of the Fund's management policy is that its NAV is calculated to date on a "mark-to-market" basis using current market prices for each loan in the Fund as determined weekly by a third party pricing service.

The Federal Reserve Board ("Fed") last increased short-term interest rates by 50-basis points4 on May 16, 2000. This was the sixth rate increase in a series of rate increases by the Fed since June 30, 1999 totaling 175-basis points. As interest payable on the loans in the portfolio are based on the London Inter Bank Offered Rate ("LIBOR"),5 a short-term interest benchmark, changes in the Fed's rate policy have had a direct effect on the return the Fund's portfolio generates. As the loans in the Fund have varying interest rate reset dates, the effects of these rate increases have worked their way into the portfolio over a period of time.



---------

4    A basis point is 0.01% or one one-hundredth of a percent.

5 LIBOR is the rate that most creditworthy international banks dealing in euro charge each other for large loans.


--------------------------------------------------------------------------------
 2                                          2000 Annual Report to Shareholders

In addition to the performance of the Fund's portfolio, these Fed rate increases were a key factor contributing to our ability to increase the monthly dividend paid on the Fund for seven consecutive months, ending in September. Most, if not all of these rate increases have now worked their way into the portfolio and, as a result, we have held the dividend steady in October 2000 at $0.1235 per share.

The market price of the Fund's shares has improved since our last report. On the date our last shareholder report was written, July 17, 2000, the share price closed at $13.938 and had consistently been at or below $14.00 per share since the beginning of the year. Since the end of July, shares of the Fund have regularly traded at $14.50 or higher.6 The Fund's shares continue to trade at a discount to the NAV of the Fund, however this discount has narrowed appreciably.

In addition to the performance of the Fund, we believe that the improvement in share price is related to investor concerns about the increased volatility in the capital markets7 and specifically, the stock market. During more volatile periods in the capital markets, the appeal of what may be considered to be "conservative" corporate loans may improve.

Corporate Loan Market Outlook
This has been a difficult period for the corporate loan market and we have seen an increase in distressed and defaulted credits in the market. More moderate growth in the economy, unreceptive capital markets, higher financing costs and difficulties particular to certain industry segments have helped create this condition. In addition, the short supply of new issues has continued since our last report. The shortage of new issue supply has continued to drive a high level of competition for well-structured and priced loans. We expect that these conditions may continue for the remainder of the year as economic growth remains more modest and uncertainty continues in the capital markets.

On the bright side, the short-term difficulties the market is currently experiencing have resulted in attractive long-term investment opportunities. Loan investors have continued to maintain credit discipline in reaction to the high level of defaults in the market. In the struggle between credit discipline and the demand for new assets, credit discipline has been winning. As a result, credit spreads on new issues are at historically high levels and are generally on the rise and structures for newly issued loans are favorable for investors. As default levels have remained high and may possibly push even higher, investors may likely continue to be credit sensitive and the investing environment for new issues should remain appealing.



---------

6 At end of the Fund's third quarter reporting period on June 30, 2000, the Fund's share price closed at $13.813.

7    Capital markets are where capital funds--debt and equity--are traded.



--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            3

Investment Strategy
Our investment strategy has remained consistent with previous reporting periods: identify what we believe are the highest quality assets at what we think are reasonable prices. And while we are comfortable with the current level of diversification in the portfolio, we continue to look to improve the Fund's diversification at the margin.

As previously noted, this has been a challenging period in the corporate loan market. In response to these market conditions, we have remained extremely selective about the assets we have purchased for the Fund and we remain vigilant in monitoring any softness observed in the portfolio. We work to identify negative trends in advance of credit problems in the industries we are invested in and in each of the loans held in the Fund. Additionally, we seek to identify changing economic and financial market factors that could result in an unacceptably high level of vulnerability for any of the corporate loans held in the portfolio. The existing loan portfolio has continued to perform well compared to the Fund's peer group and we are pleased to report that there have been no defaults to date.

Loan runoff from early repayments has been acceptable. As a result, we have been able to maintain satisfactory asset levels in the face of a market that is experiencing a slowing of new loan investment opportunities. While we expect that loan runoff may continue to be manageable, should it increase, our asset levels could decrease. If this condition were to occur, we would seek to maintain our credit discipline rather than stretch for assets that do not meet our normal investment criteria.

As noted in past reports, the telecommunications industry has been the most active industry in the corporate loan market in terms of new issue supply. While we have been decidedly conservative in making investments in this developing industry, it remains our largest industry concentration.

We continue to be comfortable with the investments we have made in this industry. We have steered away from early stage telecommunication companies in the "build out" mode that are not producing positive cash flow and are potentially dependent on the capital markets to finance significant future capital expenditure needs. Rather, we have invested in established companies with less aggressive growth projections that have more normalized capital expenditure needs and are producing positive cash flow results sufficient to satisfy their operating cash flow needs.

Our goal in the Fund remains constant: work hard to optimize the Fund's diversification and target select opportunities while operating within the parameters of our high credit standards. And while the future is always



--------------------------------------------------------------------------------
 4                                          2000 Annual Report to Shareholders
uncertain, we seek to bring our shareholders the best combination of quality and price in the assets we purchase so as to achieve the best risk-adjusted returns available in the corporate loan assets class.

Economic Outlook
The economy continued to show the more moderate growth path that it started in the middle of the second quarter. Third quarter gross domestic product ("GDP")8 is expected to have slowed to 3% to 4% from an annual pace above 5%. An increase in corporate earnings problems is causing poor performance in many of the capital markets including large segments of the stock market. The number of problems seem to have increased more than would be warranted given the small reduction in the pace of economic growth, which is causing concern as to what would happen if there were a recession. The list of problems includes continued poor pricing power, the rapid pace of technological change, problems in digesting acquisitions, the sharp increase in the price of oil and the weak euro.9

Combining these problems during the period with a significant reduction in liquidity in the corporate debt markets has resulted in corporate debt securities acting like stocks when there are negative surprises: shoot first and ask questions later. This has caused investor apprehension to spread quickly, with the end result being a developing "market-driven" credit crunch.

The Fed left short-term interest rates unchanged in the third quarter of 2000 as GDP, consumer spending and employment growth moderated. Expectations for future short term interest rate increases continued to decline as weak stock performance, more financial problems and continued low core inflation led to the growing perception that the Fed's next move may be to cut interest rates.

The performance of the U.S. corporate sector is playing a greater role in our outlook for the overall economy. The consumer sector remains healthy, albeit at a slightly slower pace than in the past few years. A greater incidence of earnings and credit problems is causing funding costs to increase and in some cases capital availability to dry up for a number of companies around the world. That market driven credit crunch along with the crash of the Internet mania is causing increased concern about the outlook for capital spending including technology spending. Reduced technology spending is unlikely to drive the total economy into a recession by itself, but it could start to cause employment to weaken. Also, a weak stock market could start to drag on consumer spending.

8 GDP is the market value of the goods and services produced by labor and property in the U.S. GDP is comprised on consumer and government purchases, private domestic investments and net exports of goods and services.

9 The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            5

To date, the consumer sector has been robust. The consumer sector could be hurt by, but has yet to show much impact from, the rise in oil prices. Auto sales look like they are finally slowing but lower mortgage rates are bolstering the housing market. Employment growth has slowed, but there is still great debate as to whether the decline in employment growth is due to slower demand or lack of people to hire (e.g., the unemployment rate for college educated people is at a record low).

If the economy does weaken in response to corporate problems and inflation remains under control, the Fed may ease aggressively. However, we think this point is several quarters off.

If the economy remains strong and corporate problems dissipate, stocks are likely to take off and spreads in the corporate debt markets should tighten. In that environment, we may have to be mindful of inflation trends that could put the Fed back on a tightening path.

Either of the two above scenarios are realistic to us. The behavior of investor and corporate confidence from here on may play a key role in the outcome, with the continuation of strength in consumer confidence a key to preventing problems from spreading.

Thank you for investing in the Travelers Corporate Loan Fund Inc. We look forward to seeking to achieve our objectives of maximizing current income consistent with prudent efforts to preserve capital. We promise to seek the best risk-adjusted returns available from corporate loans and to work hard to provide you with a stable, long-term investment with competitive rates of return.

Sincerely,

/s/ Heath B. McLendon                        /s/ Glenn N. Marchak

Heath B. McLendon                            Glenn N. Marchak
Chairman                                     Vice President and
                                             Investment Officer

October 25, 2000




--------------------------------------------------------------------------------
 6                                          2000 Annual Report to Shareholders

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan") which is a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary

If you participate in the Dividend Reinvestment Plan, your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than the net asset value ("NAV") per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment for the dividend or distribution), plan participants will be issued new shares of common stock at a price per share equal to the greater of: (a) the NAV per share on the valuation date or (b) 95% of the market price per share on the valuation date.

If the market price is less than the NAV per share as of the determination date, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market. If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently exceeds the NAV per share, before the purchases are completed, the Plan Agent will cease making open-market purchases and have the Fund issue the remaining dividend or distribution in shares at a price per share equal to the greater of either the NAV per share on the valuation date or 95% of the market price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 21. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at
(800) 331-1710.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            7

--------------------------------------------------------------------------------
Schedule of Investments                                September 30, 2000
--------------------------------------------------------------------------------

        FACE                                     LOAN        STATED
       AMOUNT               SECURITY             TYPE       MATURITY   VALUE*
================================================================================
SENIOR COLLATERALIZED LOANS -- 99.0%
Aerospace/Defense -- 4.6%
$    7,337,732 DeCrane Aircraft Holdings, Inc.   Term B      9/30/05 $ 7,356,076
     2,481,268 DeCrane Aircraft Holdings, Inc.   Term D     12/24/06   2,487,471
--------------------------------------------------------------------------------
                                                                       9,843,547
--------------------------------------------------------------------------------
Automotive -- 4.9%
     3,731,250 Dura Automotive Systems, Inc.     Term B      3/31/06   3,729,011
     1,958,102 J.L. French Automotive Casting,   Term B     10/21/06   1,962,998
                Inc.
     4,822,184 Stoneridge, Inc.                  Term B     12/31/05   4,822,184
--------------------------------------------------------------------------------
                                                                      10,514,193
--------------------------------------------------------------------------------
Building Materials -- 5.0%
     1,484,211 Better Materials and Aggregates   Term B      9/30/07   1,483,320
     2,000,000 Hanley-Wood, Inc.                 Term B      9/21/07   1,998,800
     1,390,287 Onex ABCO LP (Magnatrax)          Term B     11/15/05   1,392,929
     2,933,389 Panolam Industries                Term B      1/31/07   2,929,869
                International, Inc.
     2,985,000 Trussway Holdings Inc.            Term B     12/31/06   2,979,329
--------------------------------------------------------------------------------
                                                                      10,784,247
--------------------------------------------------------------------------------
Chemicals -- 7.4%
     2,977,480 Georgia Gulf Corp.                Term B     11/10/06   3,001,598
     1,485,000 Huntsman ICI Chemical LLC         Term B      6/30/07   1,496,137
     1,485,000 Huntsman ICI Chemical LLC         Term C      6/30/08   1,496,137
     1,541,566 Lyondell Petrochemical Co.        Term B      6/30/05   1,565,152
     7,917,217 Lyondell Petrochemical Co.        Term E      5/17/06   8,233,905
--------------------------------------------------------------------------------
                                                                      15,792,929
--------------------------------------------------------------------------------
Conglomerates -- 1.2%
     1,500,000GenTek, Inc.                       Term C      8/9/07    1,505,700
     1,000,000 Iron Mountain, Inc.               Term B      2/28/06   1,007,500
--------------------------------------------------------------------------------
                                                                       2,513,200
--------------------------------------------------------------------------------
Construction Machinery -- 1.4%
     3,000,000 United Rentals, Inc.              Term C      6/30/06   2,966,400
--------------------------------------------------------------------------------
Consumer Products -- 3.8%
       942,875 American Safety Razor Co.         Term B      4/30/07     945,798
     2,833,491 Doane Pet Care Co.                Term B     11/12/05   2,837,174
     1,301,370 Doane Pet Care Co.                Term C     11/12/06   1,303,061
     1,975,000 Holmes Products Corp.             Term B       2/5/07   1,977,568
     1,000,000 Shop Vac Corp.                  Multi-Draw     7/7/07   1,000,000
--------------------------------------------------------------------------------
                                                                       8,063,601
--------------------------------------------------------------------------------
Electric -- 1.9%
     4,000,000 Western Resources, Inc.           Term        3/17/03   4,040,000
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
 8                                          2000 Annual Report to Shareholders

------------------------------------------------------------------------------
     Schedule of Investments (continued)                    September 30, 2000
------------------------------------------------------------------------------

        FACE                                      LOAN     STATED
       AMOUNT               SECURITY              TYPE    MATURITY     VALUE*
==============================================================================
Entertainment -- 5.4%
$     2,970,000 Corus Entertainment Inc.         Term B    9/30/07  $2,964,357
      1,250,000 Entravision Communications       Term B   12/31/08   1,254,750
      1,700,000 Hoops, L.P.                      Term A   10/28/05   1,695,750
      3,500,000 Six Flags Theme Parks Inc.       Term B    11/5/05   3,513,300
         80,000 Washington Football Group, Inc.  Term A   10/29/04      80,048
      1,920,000 Washington Football Inc.         Term C   10/29/04   1,932,096
------------------------------------------------------------------------------
                                                                    11,440,301
------------------------------------------------------------------------------
Environmental -- 3.7%
      2,272,727 Allied Waste North America, Inc. Term B    7/30/06   2,207,500
      2,727,273 Allied Waste North America, Inc. Term C    7/30/07   2,649,000
      3,000,000 Casella Waste System, Inc.       Term B   12/14/06   2,970,000
------------------------------------------------------------------------------
                                                                     7,826,500
------------------------------------------------------------------------------
Food -- 1.8%
      1,300,200 New World Pasta Co.              Term B    1/28/06   1,301,890
      2,000,000 NSC Operating Co. (Nutrasweet)   Term B     6/1/07   2,010,000
        500,000 NSC Operating Co. (Nutrasweet)   2nd Lien   6/1/10     498,750
------------------------------------------------------------------------------
                                                                     3,810,640
------------------------------------------------------------------------------
Gaming -- 1.2%
      1,330,000 Isle of Capri Casinos, Inc.      Term B     3/2/06   1,336,650
      1,163,750 Isle of Capri Casinos, Inc.      Term C     3/2/07   1,169,569
------------------------------------------------------------------------------
                                                                     2,506,219
------------------------------------------------------------------------------
Health Care -- 3.3%
        936,375 Stericycle, Inc.                 Term B   11/10/06     944,615
      6,098,978 Stryker Corp.                    Term B    12/4/05   6,129,473
------------------------------------------------------------------------------
                                                                     7,074,088
------------------------------------------------------------------------------
Home Construction -- 0.9%
      2,000,000 Lennar Corp.                     Term B     5/2/07   2,000,000
------------------------------------------------------------------------------
Independent Energy -- 4.7%
     10,000,000 Heating Oil Partners LP          Term      9/30/03   9,975,000
------------------------------------------------------------------------------
Industrial - Other -- 9.0%
      2,441,860 Flowserve Corp.                  Term B    4/20/08   2,454,069
      2,170,666 General Cable Corp.              Term B    5/27/07   2,165,239
      2,000,000 Hines Nurseries, Inc.            Term B    3/28/05   2,002,600
      2,250,000 Mark IV Industries, Inc.         Term B    9/11/08   2,247,300
      1,485,000 Mueller Group, Inc.              Term B    8/16/06   1,492,425
      1,485,000 Mueller Group, Inc.              Term C    8/16/07   1,499,850
        997,500 Mueller Group, Inc.              Term D    8/16/07   1,007,475
      3,980,000 SPX Corp.                        Term B   12/31/06   4,002,288
      2,358,628 Western Industries Ltd.          Term B    6/23/06   2,357,213
------------------------------------------------------------------------------
                                                                    19,228,459
------------------------------------------------------------------------------


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                          September 30, 2000
--------------------------------------------------------------------------------

   FACE                                                           LOAN       STATED
  AMOUNT                SECURITY                                  TYPE      MATURITY        VALUE*
====================================================================================================

Lodging -- 1.4%
$ 3,000,000  Starwood Hotels & Resorts Worldwide, Inc.           IRN        2/23/03    $   3,011,400

----------------------------------------------------------------------------------------------------
Media - Cable -- 4.5%
  7,000,000  Charter Communications Operating LLC               Term B      3/18/08        7,006,300
  1,736,842  Classic Cable, Inc.                                Term B      1/31/08        1,736,842
    868,421  Classic Cable, Inc.                                Term C      1/31/08          869,550
----------------------------------------------------------------------------------------------------
                                                                                           9,612,692
----------------------------------------------------------------------------------------------------
Media - Non-Cable -- 10.2%
  4,825,757  21st Century Newspapers                            Term B      9/15/05        4,822,862
  4,500,000  American Media Operation Inc.                      Term B       4/1/07        4,531,050
  2,500,000  Century Cable Holdings (Adelphia)                  Term B      9/28/09        2,500,000
  4,000,000  Susquehanna Media Co.                              Term B      6/30/08        4,010,000
  1,792,112  Trader.com N.V.                                    Term B      12/6/06        1,783,152
  1,207,887  Trader.com N.V.                                    Term C      12/6/07        1,201,848
  3,000,000  Young Broadcasting, Inc.                           Term B     12/31/06        3,015,000
----------------------------------------------------------------------------------------------------
                                                                                          21,863,912
----------------------------------------------------------------------------------------------------
Metals -- 0.8%
  1,688,667  Ucar International Inc.                            Term B     12/31/07        1,689,680
----------------------------------------------------------------------------------------------------
Other - Energy -- 0.7%
  1,416,094  TransMontaigne Inc.                                Term B       7/1/06        1,410,856
----------------------------------------------------------------------------------------------------
Other - Financial Institutions -- 3.0%
  1,477,068  Bridge Information Systems, Inc.                 Multi-Draw    5/29/03        1,211,195
  2,739,352  Bridge Information Systems, Inc.                   Term B      5/29/05        2,246,269
  2,977,500  Outsourcing Solutions Inc.                         Term B      6/10/06        2,966,483
----------------------------------------------------------------------------------------------------
                                                                                           6,423,947
----------------------------------------------------------------------------------------------------
Paper -- 0.6%
  1,277,778  Jefferson Smurfit Corp.                            Term B      3/31/06        1,284,167
----------------------------------------------------------------------------------------------------
Pharmaceuticals -- 0.2%
    510,654  King Pharmaceuticals, Inc.                         Term B     12/22/06          512,237
----------------------------------------------------------------------------------------------------
Railroads -- 1.4%
  2,000,000  Kansas City Southern Railway Co.                   Term B     12/29/06        2,008,800
    987,072  RailAmerica, Inc.                                  Term B     12/31/06          992,008
----------------------------------------------------------------------------------------------------
                                                                                           3,000,808
----------------------------------------------------------------------------------------------------
Technology -- 1.1%
  2,288,500  Trend Technologies, Inc.                           Term B       3/9/07        2,287,127
----------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


--------------------------------------------------------------------------------
 10                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                    September 30, 2000
--------------------------------------------------------------------------------

 FACE                                                         LOAN       STATED
AMOUNT                    SECURITY                            TYPE      MATURITY         VALUE*
=================================================================================================

Telecommunications -- 14.3%
$  1,446,668   American Cellular Corp.                         Term B     3/31/08   $   1,446,667
   1,653,333   American Cellular Corp.                         Term C     3/31/09       1,653,333
   4,912,597   Centennial Cellular Operating Co.               Term B      5/1/07       4,940,108
   4,912,500   Centennial Cellular Operating Co.               Term C    11/30/07       4,940,010
   1,000,000   Crown Castle Operating Co.                      Term B     3/31/08       1,001,900
   1,985,000   Dobson Operating Co.                            Term B      1/7/08       1,992,543
   3,750,000   Nextel Finance Co.                              Term B     6/30/08       3,794,625
   3,750,000   Nextel Finance Co.                              Term C    12/31/08       3,794,625
   2,500,000   Rural Cellular Corp.                            Term B     10/3/08       2,498,500
   2,500,000   Rural Cellular Corp.                            Term C      4/3/09       2,498,500
   2,000,000   Western Wireless Corp.                          Term B     9/30/08       2,000,000
-------------------------------------------------------------------------------------------------
                                                                                       30,560,811
-------------------------------------------------------------------------------------------------
Transportation Services -- 0.6%
   1,180,722   Evergreen International Aviation, Inc.          Term D     4/28/04       1,179,305
-------------------------------------------------------------------------------------------------
               TOTAL SENIOR COLLATERALIZED LOANS
               (Cost--$210,646,119)                                                   211,216,266
=================================================================================================

SHORT-TERM INVESTMENTS -- 1.0%
Commercial Paper -- 1.0%
   1,110,000   Household Financial Corp., 6.660% due 10/2/00                            1,109,589
   1,000,000   Transamerica Financial Corp., 6.700% due 10/2/00                           999,628
-------------------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS
               (Cost -- $2,109,217)                                                     2,109,217
=================================================================================================

               TOTAL INVESTMENTS -- 100%
               (Cost -- $212,755,336**)                                            $  213,325,483
=================================================================================================


* Market value is determined using current market prices which are supplied weekly by an independent third party pricing service.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     Abbreviations used in this schedule:
     -----------------------------------
     IRN         -- Increasing Rate Note
     Multi Draw  -- Multi Draw Term Loan
     Term        -- Term Loan
     Term A      -- Term Loan A
     Term B      -- Term Loan B
     Term C      -- Term Loan C
     Term D      -- Term Loan D
     Term E      -- Term Loan E
     2nd Lien    -- Subordinate Loan to 1st Lien




                      See Notes to Financial Statements.



--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                          11

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                    September 30, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $212,755,336)                 $   213,325,483
   Cash                                                                 137,735
   Dividends and interest receivable                                  1,615,346
--------------------------------------------------------------------------------
   Total Assets                                                     215,078,564
--------------------------------------------------------------------------------

LIABILITIES:
   Notes payable (Note 4)                                            66,200,000
   Dividends payable                                                    380,156
   Management fees payable                                              161,238
   Interest payable                                                      82,331
   Accrued expenses                                                     119,336
--------------------------------------------------------------------------------
   Total Liabilities                                                 66,943,061
--------------------------------------------------------------------------------
Total Net Assets                                                $   148,135,503
================================================================================

NET ASSETS:
   Par value of capital shares                                  $         9,782
   Capital paid in excess of par value                              146,269,339
   Undistributed net investment income                                1,067,638
   Accumulated net realized gain from security transactions             218,597
   Net unrealized appreciation of investments                           570,147
--------------------------------------------------------------------------------
Total Net Assets                                                $   148,135,503
================================================================================
Shares Outstanding                                                    9,781,667
--------------------------------------------------------------------------------
Net Asset Value                                                 $         15.14
--------------------------------------------------------------------------------



                      See Notes to Financial Statements.


--------------------------------------------------------------------------------
 12                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations             For the Year Ended September 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                     $   20,700,443
   Less: Interest expense                                           (4,516,239)
--------------------------------------------------------------------------------
   Total Investment Income                                          16,184,204
--------------------------------------------------------------------------------

EXPENSES:
   Management fees (Note 2)                                          2,251,886
   Audit and legal                                                      82,720
   Shareholder and system servicing fees                                55,800
   Shareholder communications                                           44,000
   Directors' fees                                                      38,000
   Registration fees                                                    16,873
   Custody                                                               6,000
   Other                                                                32,529
--------------------------------------------------------------------------------
   Total Expenses                                                    2,527,808
--------------------------------------------------------------------------------
Net Investment Income                                               13,656,396
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                           126,909,722
     Cost of securities sold                                       126,649,117
--------------------------------------------------------------------------------
   Net Realized Gain                                                   260,605
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                                 565,557
     End of year                                                       570,147
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                               4,590
--------------------------------------------------------------------------------
Net Gain on Investments                                                265,195
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                          $   13,921,591
================================================================================

                      See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                          13

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Year Ended September 30, 2000
and the Period Ended September 30, 1999

                                                                        2000           1999(a)
==================================================================================================
OPERATIONS:
      Net investment income                                      $    13,656,396   $    9,436,402
      Net realized gain                                                  260,605          221,119
      Increase in net unrealized appreciation                              4,590          565,557
--------------------------------------------------------------------------------------------------
      Increase in Net Assets From Operations                          13,921,591       10,223,078
--------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                                          (14,070,928)      (8,175,111)
      Net realized gains                                                (263,127)              --
--------------------------------------------------------------------------------------------------
      Decrease in Net Assets From Distributions to Shareholders      (14,334,055)      (8,175,111)
--------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTES 5 AND 6):
      Proceeds from sale of shares (net of $225,000 offering costs)           --      146,500,000
--------------------------------------------------------------------------------------------------
      Increase in Net Assets From Fund Share Transactions                     --      146,500,000
--------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                       (412,464)     148,547,967
NET ASSETS:
      Beginning of year                                              148,547,967               --
--------------------------------------------------------------------------------------------------
      End of year*                                               $   148,135,503   $  148,547,967
==================================================================================================
*     Includes undistributed net investment income of:           $     1,067,638   $    1,454,270
==================================================================================================

(a) For the period from November 20, 1998 (commencement of operations) to September 30, 1999.




                      See Notes to Financial Statements.


--------------------------------------------------------------------------------
 14                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
  Statement of Cash Flows
--------------------------------------------------------------------------------

For the Year Ended September 30, 2000

CASH FLOWS PROVIDED BY OPERATING AND INVESTING ACTIVITIES:
   Interest and dividends received                            $      20,286,310
   Operating expenses paid                                           (2,663,797)
   Interest paid on bank loans                                       (4,584,551)
   Net short-term purchases                                          (1,109,217)
   Purchases of portfolio securities                               (123,151,117)
   Proceeds from disposition of long-term securities                126,909,721
--------------------------------------------------------------------------------
   Net Cash Flows Provided By Operating and Investing Activities     15,687,349
--------------------------------------------------------------------------------

CASH FLOWS USED BY FINANCING ACTIVITIES:
   Net borrowings under line-of-credit agreement                       (800,000)
   Cash dividends paid on Common Stock                              (14,381,907)
--------------------------------------------------------------------------------
   Net Cash Flows Used By Financing Activities                      (15,181,907)
--------------------------------------------------------------------------------

NET INCREASE IN CASH                                                    505,442
Payable to Bank, Beginning of Year                                     (367,707)
--------------------------------------------------------------------------------
Cash, End of Year                                             $         137,735
================================================================================
RECONCILIATION OF INCREASE IN NET ASSETS
FROM OPERATIONS TO NET CASH FLOWS PROVIDED BY
OPERATING AND INVESTING ACTIVITIES:
   Increase in Net Assets From Operations                     $      13,921,591
--------------------------------------------------------------------------------
   Amortization of discount on securities                               242,097
   Decrease in investments, at value                                  2,142,095
   Decrease in other assets                                               7,930
   Decrease in interest payable for money borrowed                      (68,312)
   Increase in dividends and interest receivable                       (422,063)
   Decrease in accrued expenses                                        (135,989)
--------------------------------------------------------------------------------
   Total Adjustments                                                  1,765,758
--------------------------------------------------------------------------------
Net Cash Flows Provided By Operating and Investing ActiVities $      15,687,349
================================================================================

                      See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                          15

--------------------------------------------------------------------------------
  Notes to Financial Statements
--------------------------------------------------------------------------------

1.    Significant Accounting Policies

The Travelers Corporate Loan Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and ask prices;
(c) securities, excluding senior collateralized loans, for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment loss amounting to $27,900 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (j) collateralized senior loans will be valued at readily ascertainable market values and in the absence of these market values the loans are valued at fair value. Fair value is determined in accordance with guidelines established by the Fund's Board of Directors. In valuing a loan, SSB Citi Fund Management LLC ("SSBC"), the Fund's investment adviser, with the assistance of the Travelers Asset Management International Company LLC ("TAMIC"), the sub-adviser, will consider among other factors: (1) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (2) the current interest rate, period until next interest rate reset and maturity date of the collateralized senior loan;
(3) recent market prices for similar loans, if any; and (4) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and

--------------------------------------------------------------------------------
 16                                          2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
  Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

conditions; SSBC may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the collateralized senior loans held by the Fund have or could have occurred. However, because the secondary market has not yet fully developed, SSBC will not rely solely on such prices or quotations.

Facility fees and upfront fees, incurred by the Fund on loan agreements, are amortized over the term of the loan.

 2. Management Agreement and Transactions with Affiliated Persons
SSBC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a wholly-owned subsidiary of Citigroup Inc. ("Citigroup") acts as investment adviser for the Fund. The Fund pays SSBC a management fee for its investment advisory and administration services calculated at an annual rate of 1.05% of the average weekly assets. This fee is calculated weekly and paid monthly.

SSBC has entered into a sub-investment advisory agreement with TAMIC, another wholly-owned indirect subsidiary of Citigroup. Pursuant to a sub-advisory agreement, TAMIC is responsible for certain investment decisions related to the Fund. SSBC pays TAMIC a fee of 0.50% of the value of the Fund's average weekly assets for the services TAMIC provides as sub-adviser. This fee is calculated weekly and paid monthly.

All officers and one Director of the Fund are employees of either Salomon Smith Barney Inc. ("SSB"), another subsidiary of Citigroup or its affiliates.

 3. Investments
During the year ended September 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $ 123,086,202
--------------------------------------------------------------------------------
Sales                                                               126,909,722
================================================================================

At September 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $  1,458,574
Gross unrealized depreciation                                          (888,427)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $    570,147
================================================================================

--------------------------------------------------------------------------------
 Travelers Corporate Loan Fund Inc.                                          17

--------------------------------------------------------------------------------
  Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

 4. Commitments
The Fund has entered into a 364 day revolving credit agreement and a three year revolving credit agreement to borrow up to an aggregate of $73.5 million from a syndicate of major financial institutions. The 364 day revolving credit agreement matures on January 30, 2001 and the three year revolving credit agreement matures on February 1, 2002. Borrowing rates under both of these agreements are based on a fixed spread over LIBOR or the Prime Rate. The Fund pays a facility fee quarterly at 0.10% and 0.15% per annum for the 364 day and three year revolving credit agreements, respectively. The amount of aggregate borrowings outstanding at September 30, 2000 was $66.2 million at a weighted average interest rate of 6.65%, which represented 30.89% of net assets plus borrowings. Average aggregate borrowings for the year ended September 30, 2000, were $69,922,180 and the average annualized interest rate was 6.67%.

 5. Offering Costs
Offering costs of $607,394 were incurred at the inception of the Fund. Of this amount, $382,394 was paid by SSBC. The balance of $225,000 was paid by the Fund.

 6. Capital Shares
At September 30, 2000, the Fund had 150,000,000 shares of capital stock authorized, ("Common Stock") with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

                          Year Ended                   Period Ended
                      September 30, 2000           September 30, 1999(a)
                     --------------------         -----------------------
                     Shares         Amount        Shares            Amount
============================================================================
Shares sold (net of
$225,000 offering
costs)                 --              --       9,781,667       $146,500,000
----------------------------------------------------------------------------
Net Increase           --              --       9,781,667       $146,500,000
============================================================================
(a)For the period from November 20, 1998 (commencement of operations) to September 30, 1999.

--------------------------------------------------------------------------------
 18                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
  Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended September 30, except where noted:

                                                         2000          1999(1)
================================================================================
Net Asset Value, Beginning of Year                 $    15.19     $     15.00
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income                                 1.40            0.97
   Net realized and unrealized gain                      0.02            0.09
--------------------------------------------------------------------------------
Total Income From Operations                             1.42            1.06
--------------------------------------------------------------------------------
Offering Costs on Issuance of Common Stock                 --           (0.02)
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                (1.44)          (0.85)
   Net realized gains                                   (0.03)             --
--------------------------------------------------------------------------------
Total Distributions                                     (1.47)          (0.85)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                       $    15.14     $     15.19
--------------------------------------------------------------------------------
Total Return, Based on Market Value                     13.35%           1.68%++
--------------------------------------------------------------------------------
Total Return, Based on Net Asset Value                  10.55%           7.45%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $  148,136     $   148,548
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Net investment income                                 9.20%           7.48%+
   Interest expense                                      3.04            1.68+
   Organization expense                                    --            0.24+
   Other expenses                                        1.70            1.63+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                    59%             53%
--------------------------------------------------------------------------------
Market Value, End of Year                          $   14.688    $     14.375
================================================================================
(1) For the period from November 20, 1998 (commencement of operations) to September 30, 1999.
++  Total return is not annualized, as it may not be
    representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
 Travelers Corporate Loan Fund Inc.                                          19

--------------------------------------------------------------------------------
  Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Travelers Corporate Loan Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Travelers Corporate Loan Fund Inc. as of September 30, 2000, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from November 20, 1998 (commencement of operations) to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Travelers Corporate Loan Fund Inc. as of September 30, 2000, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from November 20, 1998 to September 30, 1999, in conformity with accounting principles generally accepted in the United States of America.

                                                KPMG LLP

New York, New York
November 13, 2000

--------------------------------------------------------------------------------
 20                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
  Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Pursuant to the Plan, shareholders whose Common Stock is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by PFPC Global Fund Services ("Plan Agent"), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by PFPC Global Fund Services, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund's shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition

--------------------------------------------------------------------------------
 Travelers Corporate Loan Fund Inc.                                          21

--------------------------------------------------------------------------------
  Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-800-331-1710. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder's shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's

--------------------------------------------------------------------------------
 22                                         2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
  Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors' prior written consent, on at least 30 days' prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

--------------------------------------------------------------------------------
 Travelers Corporate Loan Fund Inc.                                          23

                     (This page intentionally left blank.)

Directors
Allan J. Bloostein
Martin Brody
Dwight Crane
Robert Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Glenn N. Marchak
Vice President and
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Adviser
SSB Citi Fund Management LLC

Sub-Investment Adviser
Travelers Asset Management
International Company LLC

Custodian
PFPC Trust Company

Transfer Agent
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is intended only for shareholders of Travelers Corporate Loan Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Travelers Corporate
Loan Fund Inc.
7 World Trade Center
New York, New York 10048


FD01737 11/00